Exhibit 99

Certain unaudited historical financial and operating information contained in this document has been updated to reflect the reclassification of results associated with the sale of our local exchange business and related landline activities in California, Florida and Texas (Divested Businesses) and other insignificant businesses consisting of our vehicle original equipment manufacturer (“OEM”) and Networkfleet businesses (collectively, the “Reclassified Results”) from the Wireline segment operating results to Corporate and other.

The updated information is identified in this document in blue shading.

Verizon Communications Inc.

Table of Contents

Condensed Consolidated Statements of Income	3

Non-Operational & Other Items	5

Condensed Consolidated Balance Sheets	7

Verizon – Selected Financial and Operating Statistics	7

Condensed Consolidated Statements of Cash Flows	9

Wireless – Selected Financial Results	12

Wireless – Selected Operating Statistics	13

Wireline – Selected Financial Results	15

Wireline – Selected Operating Statistics	16

Non-GAAP Reconciliations and Notes	18

Verizon Communications Inc.

Condensed Consolidated Statements of Income

	(dollars in millions, except per share amounts)
Unaudited	2014	2015	1Q ‘16
Operating Revenues
Service revenue and other	$116,122	$114,696	$28,217
Wireless equipment revenues	10,957	16,924	3,954
Total Operating Revenues	127,079	131,620	32,171

Operating Expenses
Cost of services	28,306	29,438	7,614
Wireless cost of equipment	21,625	23,119	4,998
Selling, general & administrative expense	41,016	29,986	7,600
Depreciation and amortization expense	16,533	16,017	4,017
Total Operating Expenses	107,480	98,560	24,229

Operating Income	19,599	33,060	7,942
Equity in earnings (losses) of unconsolidated businesses	1,780	(86)	(20)
Other income and (expense), net	(1,194)	186	32
Interest expense	(4,915)	(4,920)	(1,188)
Income Before Provision for Income Taxes	15,270	28,240	6,766
Provision for income taxes	(3,314)	(9,865)	(2,336)
Net Income	$11,956	$18,375	$4,430

Net income attributable to noncontrolling interests	$2,331	$496	$120
Net income attributable to Verizon	9,625	17,879	4,310
Net Income	$11,956	$18,375	$4,430

Basic Earnings per Common Share
Net income attributable to Verizon	$2.42	$4.38	$1.06
Weighted average number of common shares (in millions)	3,974	4,085	4,080

Diluted Earnings per Common Share (1)
Net Income attributable to Verizon	$2.42	$4.37	$1.06
Weighted average number of common shares-assuming dilution (in millions)	3,981	4,093	4,085

Notes:

(1) Diluted Earnings per Common Share includes the dilutive effect of shares issuable under our stock-based compensation plans, which represents the only potential dilution.

Verizon Communications Inc.

Condensed Consolidated Statements of Income

					(dollars in millions, except per share amounts)
		2014			2015				2016
Unaudited	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
Operating Revenues
Service revenue and other	$28,949	$29,096	$29,107	$28,970	$28,611	$28,363	$28,866	$28,856	$28,217
Wireless equipment revenues	1,869	2,387	2,479	4,222	3,373	3,861	4,292	5,398	3,954
Total Operating Revenues	30,818	31,483	31,586	33,192	31,984	32,224	33,158	34,254	32,171

Operating Expenses
Cost of services	7,090	7,094	7,046	7,076	6,988	6,994	7,589	7,867	7,614
Wireless cost of equipment	4,099	4,993	5,206	7,327	5,108	5,455	5,716	6,840	4,998
Selling, general & administrative expense	8,332	7,550	8,277	16,857	7,939	7,974	8,309	5,764	7,600
Depreciation and amortization expense	4,137	4,161	4,167	4,068	3,989	3,980	4,009	4,039	4,017
Total Operating Expenses	23,658	23,798	24,696	35,328	24,024	24,403	25,623	24,510	24,229

Operating Income (Loss)	7,160	7,685	6,890	(2,136)	7,960	7,821	7,535	9,744	7,942
Equity in earnings (losses) of unconsolidated businesses	1,902	(43)	(48)	(31)	(34)	(18)	(18)	(16)	(20)
Other income and (expense), net	(894)	66	71	(437)	75	32	51	28	32
Interest expense	(1,214)	(1,164)	(1,255)	(1,282)	(1,332)	(1,208)	(1,202)	(1,178)	(1,188)
Income (Loss) Before (Provision) Benefit for Income Taxes	6,954	6,544	5,658	(3,886)	6,669	6,627	6,366	8,578	6,766
(Provision) Benefit for income taxes	(968)	(2,220)	(1,864)	1,738	(2,331)	(2,274)	(2,195)	(3,065)	(2,336)
Net Income (Loss)	$5,986	$4,324	$3,794	$(2,148)	$4,338	$4,353	$4,171	$5,513	$4,430

Net income attributable to noncontrolling interests	$2,039	$110	$99	$83	$119	$122	$133	$122	$120
Net income (loss) attributable to Verizon	3,947	4,214	3,695	(2,231)	4,219	4,231	4,038	5,391	4,310
Net Income (Loss)	$5,986	$4,324	$3,794	$(2,148)	$4,338	$4,353	$4,171	$5,513	$4,430

Basic Earnings (Loss) per Common Share
Net Income (loss) attributable to Verizon	$1.15	$1.02	$.89	$(.54)	$1.03	$1.04	$.99	$1.32	$1.06
Weighted average number of common shares (in millions)	3,425	4,147	4,152	4,157	4,116	4,079	4,072	4,076	4,080

Diluted Earnings (Loss) per Common Share (1)
Net Income (loss) attributable to Verizon	$1.15	$1.01	$.89	$(.54)	$1.02	$1.04	$.99	$1.32	$1.06
Weighted average number of common shares-assuming dilution (in millions)	3,430	4,153	4,159	4,157	4,121	4,085	4,078	4,083	4,085

Notes:

(1) If there is a net loss, diluted EPS is the same as basic EPS. Diluted Earnings per Common Share includes the dilutive effect of shares issuable under our stock-based compensation plans, which represents the only potential dilution.

EPS may not add due to rounding.

Verizon Communications Inc.

Non-Operational & Other Items

		(Pre-tax dollars in millions)
Unaudited	2014	2015	1Q ‘16
Severance, Pension & Benefit Charges/(Credits)
Operating expenses	$7,507	$(2,256)	$165

Gain on Spectrum License Transactions
Selling, general & administrative expense	$(707)	$(254)	$(142)

Early Debt Redemption and Other Costs
Cost of services and sales	$27	$-	$-
Selling, general & administrative expense	307	-	-
Other income and (expense), net	1,461	-	-

Gain on Sale of Omnitel Interest
Equity in earnings of unconsolidated businesses	$(1,924)	$-	$-

Wireless Transaction Costs
Other income and (expense), net	$(4)	$-	$-
Interest expense	415	-	-
Impact of Divested Operations (1)
Revenues	$5,625	$5,280	$1,280
Cost of services and sales	2,004	1,852	482
Selling, general & administrative expense	574	522	137
Depreciation and amortization	1,026	88	-

Total Expenses	$3,604	$2,462	$619

(1) Impact of Divested Operations has been updated for the impact of Divested Businesses.

Verizon Communications Inc.

Non-Operational & Other Items

								(Pre-tax dollars in millions)
	2014				2015				2016
Unaudited	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q

Severance, Pension & Benefit Charges/(Credits)
Operating expenses	$-	$-	$-	$7,507	$-	$-	$342	$(2,598)	$165

Gain on Spectrum License Transactions
Selling, general & administrative expense	$-	$(707)	$-	$-	$-	$-	$-	$(254)	$(142)

Early Debt Redemption and Other Costs
Cost of services and sales	$-	$-	$-	$27	$-	$-	$-	$-	$-
Selling, general & administrative expense	-	-	-	307	-	-	-	-	-
Other income and (expense), net	923	-	-	538	-	-	-	-	-

Gain on Sale of Omnitel Interest
Equity in earnings of unconsolidated businesses	$(1,924)	$-	$-	$-	$-	$-	$-	$-	$-

Wireless Transaction Costs
Other income and (expense), net	$(4)	$-	$-	$-	$-	$-	$-	$-	$-
Interest expense	415	-	-	-	-	-	-	-	-

Impact of Divested Operations (1)
Revenues	$1,477	$1,471	$1,335	$1,342	$1,342	$1,327	$1,307	$1,304	$1,280
Cost of services and sales	559	562	442	441	457	451	466	478	482
Selling, general & administrative expense	150	145	147	132	146	135	124	117	137
Depreciation and amortization	300	239	244	243	88	-	-	-	-
Total Expenses	$1,009	$946	$833	$816	$691	$586	$590	$595	$619

(1) Impact of Divested Operations has been updated for the impact of Divested Businesses.

Verizon Communications Inc.

Condensed Consolidated Balance Sheets

			(dollars in millions)
Unaudited	12/31/14		12/31/15		3/31/16

Assets
Current assets
Cash and cash equivalents	$10,598		$4,470		$5,846
Short-term investments	555		350		-
Accounts receivable, net	13,993		13,457		12,485
Inventories	1,153		1,252		1,142
Assets held for sale	552		792		720
Prepaid expenses and other	2,648		1,959		3,422

Total current assets	29,499		22,280		23,615

Plant, property and equipment	230,508		220,163		222,669
Less accumulated depreciation	140,561		136,622		139,658

	89,947		83,541		83,011

Investments in unconsolidated businesses	802		796		821
Wireless licenses	75,341		86,575		86,830
Goodwill	24,639		25,331		25,364
Other intangible assets, net	5,728		8,338		8,216
Non-current assets held for sale	-		10,267		10,432
Deposit for wireless licenses	921		-		-
Other assets	5,232		7,047		6,298

Total Assets	$232,109		$244,175		$244,587

Liabilities and Equity
Current liabilities
Debt maturing within one year	$2,735		$6,489		$6,265
Accounts payable and accrued liabilities	16,680		19,362		18,118
Liabilities related to assets held for sale	-		463		452
Other	8,572		8,738		8,477

Total current liabilities	27,987		35,052		33,312

Long-term debt	110,029		103,240		103,615
Employee benefit obligations	33,280		29,957		29,665
Deferred income taxes	41,563		45,484		45,568
Non-current liabilities related to assets held for sale	-		959		974
Other liabilities	5,574		11,641		11,350

Equity
Common stock	424		424		424
Contributed capital	11,155		11,196		11,191
Reinvested earnings	2,447		11,246		13,253
Accumulated other comprehensive income	1,111		550		459
Common stock in treasury, at cost	(3,263)		(7,416)		(7,279)
Deferred compensation - employee stock ownership plans and other	424		428		593
Noncontrolling interests	1,378		1,414		1,462

Total Equity	13,676		17,842		20,103

Total Liabilities and Equity	$232,109		$244,175		$244,587

Verizon - Selected Financial and Operating Statistics

Unaudited	12/31/14		12/31/15		3/31/16

Total debt ($M)	$112,764		$109,729		$109,880
Net debt ($M)	$102,166		$105,259		$104,034
Net debt / Adjusted EBITDA(1)	2.5	x	2.4	x	2.4x
Common shares outstanding end of period (M)	4,155		4,073		4,076
Total employees	177,300		177,700		173,300
Cash dividends declared per common share	$2.160		$2.230		$.565

(1) Net debt/Adjusted EBITDA has been updated for the impact of Divested Businesses.

Verizon Communications Inc.

Condensed Consolidated Balance Sheets

												(dollars in millions)
Unaudited	3/31/14	6/30/14	9/30/14	12/31/14		3/31/15		6/30/15		9/30/15		12/31/15		3/31/16

Assets
Current assets
Cash and cash equivalents	$2,907	$5,776	$7,218	$10,598		$4,386		$3,008		$3,875		$4,470		$5,846
Short-term investments	637	648	635	555		547		309		306		350		-
Accounts receivable, net	12,131	12,966	13,283	13,993		12,698		13,444		13,105		13,457		12,485
Inventories	881	1,073	1,206	1,153		1,076		1,149		1,319		1,252		1,142
Assets held for sale	4,162	14	317	552		893		774		895		792		720
Prepaid expenses and other	2,409	2,174	1,950	2,648		3,128		2,709		2,176		1,959		3,422
Total current assets	23,127	22,651	24,609	29,499		22,728		21,393		21,676		22,280		23,615

Plant, property and equipment	223,841	227,475	230,452	230,508		210,389		213,661		216,674		220,163		222,669
Less accumulated depreciation	134,785	137,763	140,520	140,561		128,747		131,129		134,112		136,622		139,658
	89,056	89,712	89,932	89,947		81,642		82,532		82,562		83,541		83,011
Investments in unconsolidated businesses	889	852	818	802		762		794		779		796		821
Wireless licenses	72,713	75,270	75,303	75,341		75,693		86,321		86,331		86,575		86,830
Goodwill	24,647	24,663	24,617	24,639		23,303		25,429		25,124		25,331		25,364
Other intangible assets, net	5,839	5,781	5,738	5,728		5,779		7,983		8,322		8,338		8,216
Non-current assets held for sale	-	-	-	-		9,580		9,647		10,117		10,267		10,432
Deposit for wireless licenses	-	-	-	921		10,430		-		-		-		-
Other assets	4,692	4,811	4,662	5,232		5,301		6,091		6,626		7,047		6,298
Total Assets	$220,963	$223,740	$225,679	$232,109		$235,218		$240,190		$241,537		$244,175		$244,587

Liabilities and Equity
Current liabilities
Debt maturing within one year	$2,152	$2,283	$1,603	$2,735		$4,439		$4,206		$7,264		$6,489		$6,265
Accounts payable and accrued liabilities	14,984	16,521	17,055	16,680		15,189		16,953		17,721		19,362		18,118
Liabilities related to assets held for sale	-	-	-	-		572		457		461		463		452
Other	8,202	7,659	7,903	8,572		8,410		8,962		8,868		8,738		8,477
Total current liabilities	25,338	26,463	26,561	27,987		28,610		30,578		34,314		35,052		33,312

Long-term debt	107,133	107,214	107,148	110,029		108,452		108,978		104,583		103,240		103,615
Employee benefit obligations	26,977	26,342	25,770	33,280		33,010		32,711		32,962		29,957		29,665
Deferred income taxes	41,497	41,852	42,482	41,563		42,358		42,936		43,015		45,484		45,568
Non-current liabilities related to assets held for sale	-	-	-	-		943		942		940		959		974
Other liabilities	6,167	5,857	5,750	5,574		11,086		11,171		11,181		11,641		11,350

Equity
Common stock	424	424	424	424		424		424		424		424		424
Contributed capital	10,976	11,038	11,089	11,155		10,391		11,167		11,184		11,196		11,191
Reinvested earnings (Accumulated deficit)	3,534	5,551	6,964	2,447		4,422		6,418		8,156		11,246		13,253
Accumulated other comprehensive income	1,290	1,188	1,175	1,111		916		821		600		550		459
Common stock in treasury, at cost	(3,794)	(3,638)	(3,465)	(3,263)		(7,093)		(7,741)		(7,604)		(7,416)		(7,279)
Deferred compensation - employee stock ownership plans and other	281	338	390	424		279		326		378		428		593
Noncontrolling interests	1,140	1,111	1,391	1,378		1,420		1,459		1,404		1,414		1,462
Total Equity	13,851	16,012	17,968	13,676		10,759		12,874		14,542		17,842		20,103
Total Liabilities and Equity	$220,963	$223,740	$225,679	$232,109		$235,218		$240,190		$241,537		$244,175		$244,587
Verizon - Selected Financial and Operating Statistics
Unaudited	3/31/14	6/30/14	9/30/14	12/31/14		3/31/15		6/30/15		9/30/15		12/31/15		3/31/16
Total debt ($M)	$109,285	$109,497	$108,751	$112,764		$112,891		$113,184		$111,847		$109,729		$109,880
Net debt ($M)	$106,378	$103,721	$101,533	$102,166		$108,505		$110,176		$107,972		$105,259		$104,034
Net debt / Adjusted EBITDA (1)				2.5	x	2.7	x	2.6	x	2.5	x	2.4	x	2.4	x
Common shares outstanding end of period (M)	4,141	4,145	4,150	4,155		4,078		4,066		4,069		4,073		4,076
Total employees	176,900	177,800	178,500	177,300		176,200		178,500		177,900		177,700		173,300
Cash dividends declared per common share	$.530	$.530	$.550	$.550		$.550		$.550		$.565		$.565		$.565

(1) Net debt/Adjusted EBITDA has been updated for the impact of Divested Businesses.

Verizon Communications Inc.

Condensed Consolidated Statements of Cash Flows

			(dollars in millions)
	12 Months Ended	12 Months Ended	3 Months Ended
Unaudited	12/31/14	12/31/15	3/31/16
Cash Flows From Operating Activities
Net Income	$11,956	$18,375	$4,430

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	16,533	16,017	4,017
Employee retirement benefits	8,130	(1,747)	356
Deferred income taxes	(92)	3,516	167
Provision for uncollectible accounts	1,095	1,610	353
Equity in (earnings) losses of unconsolidated businesses, net of dividends received	(1,743)	127	29
Changes in current assets and liabilities, net of effects from acquisition/disposition of businesses	(2,160)	2,443	(1,162)
Other, net	(3,088)	(1,411)	(771)

Net cash provided by operating activities	30,631	38,930	7,419

Cash Flows From Investing Activities
Capital expenditures (including capitalized software)	(17,191)	(17,775)	(3,387)
Acquisitions of investments and businesses, net of cash acquired	(182)	(3,545)	(161)
Acquisitions of wireless licenses	(354)	(9,942)	(131)
Proceeds from dispositions of wireless licenses	2,367	-	-
Proceeds from dispositions of businesses	120	48	-
Other, net	(616)	1,171	243

Net cash used in investing activities	(15,856)	(30,043)	(3,436)

Cash Flows From Financing Activities
Proceeds from long-term borrowings	30,967	6,667	-
Repayments of long-term borrowings and capital lease obligations	(17,669)	(9,340)	(376)
Decrease in short-term obligations, excluding current maturities	(475)	(344)	(40)
Dividends paid	(7,803)	(8,538)	(2,302)
Proceeds from sale of common stock	34	40	3
Purchase of common stock for treasury	-	(5,134)	-
Acquisition of noncontrolling interest	(58,886)	-	-
Other, net	(3,873)	1,634	108

Net cash provided by (used in) financing activities	(57,705)	(15,015)	(2,607)

Increase (decrease) in cash and cash equivalents	(42,930)	(6,128)	1,376
Cash and cash equivalents, beginning of period	53,528	10,598	4,470

Cash and cash equivalents, end of period	$10,598	$4,470	$5,846

Verizon Communications Inc.

Condensed Consolidated Statements of Cash Flows

								(dollars in millions)
	3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended	3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended	3 Months Ended
Unaudited	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16
Cash Flows From Operating Activities
Net Income	$5,986	$10,310	$14,104	$11,956	$4,338	$8,691	$12,862	$18,375	$4,430

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	4,137	8,298	12,465	16,533	3,989	7,969	11,978	16,017	4,017
Employee retirement benefits	281	562	843	8,130	284	561	1,184	(1,747)	356
Deferred income taxes	(155)	253	914	(92)	823	826	890	3,516	167
Provision for uncollectible accounts	231	473	684	1,095	383	744	1,136	1,610	353
Equity in (earnings) losses of unconsolidated businesses, net of dividends received	(1,894)	(1,841)	(1,785)	(1,743)	44	72	98	127	29
Changes in current assets and liabilities, net of effects from acquisition/disposition of businesses	(1,626)	(847)	(816)	(2,160)	(888)	416	1,443	2,443	(1,162)
Other, net	179	(2,404)	(3,252)	(3,088)	1,196	(373)	(1,165)	(1,411)	(771)

Net cash provided by operating activities	7,139	14,804	23,157	30,631	10,169	18,906	28,426	38,930	7,419

Cash Flows From Investing Activities
Capital expenditures (including capitalized software)	(4,150)	(8,494)	(12,624)	(17,191)	(3,665)	(8,153)	(12,540)	(17,775)	(3,387)
Acquisitions of investments and businesses, net of cash acquired	(157)	(179)	(180)	(182)	(2)	(3,225)	(3,205)	(3,545)	(161)
Acquisitions of wireless licenses	(213)	(271)	(343)	(354)	(9,555)	(9,677)	(9,811)	(9,942)	(131)
Proceeds from dispositions of wireless licenses	-	2,367	2,367	2,367	-	-	-	-	-
Proceeds from dispositions of businesses	-	-	120	120	-	-	-	48	-
Other, net	(11)	231	230	(616)	46	884	960	1,171	243

Net cash used in investing activities	(4,531)	(6,346)	(10,430)	(15,856)	(13,176)	(20,171)	(24,596)	(30,043)	(3,436)

Cash Flows From Financing Activities
Proceeds from long-term borrowings	16,952	20,245	21,575	30,967	6,497	6,497	6,497	6,667	-
Repayments of long-term borrowings and capital lease obligations	(7,951)	(11,317)	(12,594)	(17,669)	(5,576)	(5,797)	(7,168)	(9,340)	(376)
Increase (decrease) in short-term obligations, excluding current maturities	252	279	(426)	(475)	482	(106)	(305)	(344)	(40)
Dividends paid	(1,517)	(3,583)	(5,653)	(7,803)	(2,153)	(4,266)	(6,373)	(8,538)	(2,302)
Proceeds from sale of common stock	34	34	34	34	-	-	31	40	3
Purchase of common stock for treasury	-	-	-	-	(5,000)	(5,074)	(5,134)	(5,134)	-
Acquisition of noncontrolling interest	(58,886)	(58,886)	(58,886)	(58,886)	-	-	-	-	-
Other, net	(2,113)	(2,982)	(3,087)	(3,873)	2,545	2,421	1,899	1,634	108

Net cash provided by (used in) financing activities	(53,229)	(56,210)	(59,037)	(57,705)	(3,205)	(6,325)	(10,553)	(15,015)	(2,607)

Increase (decrease) in cash and cash equivalents	(50,621)	(47,752)	(46,310)	(42,930)	(6,212)	(7,590)	(6,723)	(6,128)	1,376
Cash and cash equivalents, beginning of period	53,528	53,528	53,528	53,528	10,598	10,598	10,598	10,598	4,470

Cash and cash equivalents, end of period	$2,907	$5,776	$7,218	$10,598	$4,386	$3,008	$3,875	$4,470	$5,846

Verizon Communications Inc.

Wireless - Selected Financial Results

								(dollars in millions)
	2014				2015				2016
Unaudited	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q

Operating Revenues
Service	$17,987	$18,078	$18,356	$18,209	$17,914	$17,689	$17,598	$17,195	$16,809
Equipment	1,870	2,387	2,480	4,222	3,373	3,861	4,292	5,398	3,954
Other	1,022	1,018	999	1,018	1,041	1,063	1,115	1,141	1,241
Total Operating Revenues	20,879	21,483	21,835	23,449	22,328	22,613	23,005	23,734	22,004

Operating Expenses
Cost of services	1,757	1,749	1,837	1,857	1,851	1,948	2,010	1,994	1,942
Cost of equipment	4,099	4,993	5,206	7,327	5,108	5,455	5,716	6,840	4,998
Selling, general & administrative expense	5,644	5,649	5,698	6,611	5,369	5,289	5,351	5,796	4,891
Depreciation and amortization expense	2,061	2,107	2,139	2,152	2,190	2,225	2,260	2,305	2,293
Total Operating Expenses	13,561	14,498	14,880	17,947	14,518	14,917	15,337	16,935	14,124

Operating Income	$7,318	$6,985	$6,955	$5,502	$7,810	$7,696	$7,668	$6,799	$7,880
Operating Income Margin	35.0%	32.5%	31.9%	23.5%	35.0%	34.0%	33.3%	28.6%	35.8%

Segment EBITDA	$9,379	$9,092	$9,094	$7,654	$10,000	$9,921	$9,928	$9,104	$10,173
Segment EBITDA Margin	44.9%	42.3%	41.6%	32.6%	44.8%	43.9%	43.2%	38.4%	46.2%

Footnotes:

The segment financial results and metrics above are adjusted to exclude the effects of non-operational items, as the Company’s chief operating decision maker excludes these items in assessing business unit performance.

Intersegment transactions have not been eliminated.

Verizon Communications Inc.

Wireless - Selected Operating Statistics

	2014				2015				2016
Unaudited	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q

Connections (‘000)
Retail postpaid	97,273	98,593	100,103	102,079	102,637	103,731	105,023	106,528	107,171
Retail prepaid	6,057	6,044	6,053	6,132	5,945	5,817	5,737	5,580	5,402
Retail	103,330	104,637	106,156	108,211	108,582	109,548	110,760	112,108	112,573

Net Add Detail (‘000) (1)
Retail postpaid	539	1,441	1,516	1,986	565	1,134	1,289	1,519	640
Retail prepaid	10	(14)	9	81	(188)	(126)	(80)	(157)	(177)
Retail	549	1,427	1,525	2,067	377	1,008	1,209	1,362	463

Account Statistics
Retail postpaid accounts (‘000)	35,061	35,186	35,435	35,616	35,516	35,560	35,677	35,736	35,720
Retail postpaid connections per account	2.77	2.80	2.82	2.87	2.89	2.92	2.94	2.98	3.00
Retail postpaid ARPA (2)	$159.67	$159.73	$161.24	$158.82	$156.14	$153.73	$152.38	$148.30	$145.34
Retail postpaid I-ARPA (3)	$160.32	$161.43	$163.93	$162.98	$162.78	$163.01	$164.31	$164.40	$165.03

Churn Detail
Retail postpaid	1.07%	0.94%	1.00%	1.14%	1.03%	0.90%	0.93%	0.96%	0.96%
Retail	1.37%	1.25%	1.29%	1.39%	1.33%	1.18%	1.21%	1.23%	1.23%

Retail Postpaid Connection Statistics
Total Smartphone postpaid % of phones activated	90.1%	90.8%	91.0%	93.6%	91.4%	91.7%	91.3%	93.7%	92.5%
Total Smartphone postpaid phone base	72.3%	74.6%	76.5%	78.6%	79.9%	81.2%	82.4%	83.7%	84.7%
Total Internet postpaid base	11.3%	12.3%	13.1%	14.1%	14.8%	15.4%	16.0%	16.8%	17.3%
4G LTE devices as % of retail postpaid connections	49.2%	54.5%	59.3%	66.0%	69.9%	73.3%	76.2%	79.2%	81.1%

Other Operating Statistics
Capital expenditures ($M)	$2,554	$2,771	$2,483	$2,707	$2,419	$3,126	$2,921	$3,259	$2,190

Footnotes:

(1) Connection net additions exclude acquisitions and adjustments.

The segment financial results and metrics above are adjusted to exclude the effects of non-operational items, as the Company’s chief operating decision maker excludes these items in assessing business unit performance.

(2)(3) Retail postpaid ARPA (average service revenue per account from retail postpaid accounts) and Retail postpaid I-ARPA (average service revenue per account from retail postpaid accounts plus recurring device installment billings).

Verizon Communications Inc.

Wireline - Selected Financial Results(1)

								(dollars in millions)
		2014			2015				2016
Unaudited	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
Operating Revenues
Consumer retail	$ 2,987	$ 3,014	$ 3,053	$ 3,114	$ 3,128	$ 3,174	$ 3,168	$ 3,226	$ 3,180
Small business	462	462	456	449	445	441	434	424	422
Mass Markets	3,449	3,476	3,509	3,563	3,573	3,615	3,602	3,650	3,602
Global Enterprise	3,266	3,234	3,163	3,151	3,047	3,007	2,988	3,008	2,956
Global Wholesale	1,394	1,373	1,363	1,318	1,339	1,310	1,289	1,325	1,283
Other	139	139	140	116	91	81	88	81	82
Total Operating Revenues	8,248	8,222	8,175	8,148	8,050	8,013	7,967	8,064	7,923

Operating Expenses
Cost of services	4,866	4,858	4,845	4,844	4,785	4,704	4,695	4,632	4,644
Selling, general & administrative expense	1,969	1,835	1,848	1,742	1,838	1,813	1,770	1,835	1,770
Depreciation and amortization expense	1,723	1,756	1,724	1,614	1,647	1,695	1,611	1,590	1,576
Total Operating Expenses	8,558	8,449	8,417	8,200	8,270	8,212	8,076	8,057	7,990

Operating Income (Loss)	(310)	(227)	(242)	(52)	(220)	(199)	(109)	7	(67)
Operating Income (Loss) Margin	(3.8)%	(2.8)%	(3.0)%	(0.6)%	(2.7)%	(2.5)%	(1.4)%	0.1%	(0.8)%

Segment EBITDA	$ 1,413	$ 1,529	$ 1,482	$ 1,562	$ 1,427	$ 1,496	$ 1,502	$ 1,597	$ 1,509
Segment EBITDA Margin	17.1%	18.6%	18.1%	19.2%	17.7%	18.7%	18.9%	19.8%	19.0%

Footnotes:

The segment financial results and metrics above are adjusted to exclude the effects of non-operational items, as the Company’s chief operating decision maker excludes these items in assessing business unit performance.

Intersegment transactions have not been eliminated.

(1) Wireline -Selected Financial Results have been updated for the impact of the Reclassified Results.

Verizon Communications Inc.

Wireline - Selected Operating Statistics (1)

			2014		2015				2016
Unaudited	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
Connections (‘000)
Fios Video Subscribers	4,165	4,252	4,352	4,453	4,535	4,565	4,610	4,635	4,678
Fios Internet Subscribers	4,704	4,818	4,946	5,068	5,178	5,240	5,336	5,418	5,508
Fios Digital Voice residence connections	3,508	3,585	3,651	3,727	3,784	3,788	3,829	3,872	3,917
Fios Digital connections	12,377	12,655	12,949	13,248	13,497	13,593	13,775	13,925	14,103
HSI	2,161	2,091	2,023	1,956	1,891	1,820	1,738	1,667	1,589
Total Broadband connections	6,865	6,909	6,969	7,024	7,069	7,060	7,074	7,085	7,097
Primary residence switched access connections	4,895	4,730	4,566	4,415	4,264	4,113	3,951	3,799	3,643
Primary residence connections	8,403	8,315	8,217	8,142	8,048	7,901	7,780	7,671	7,560
Total retail residence voice connections	8,782	8,679	8,565	8,475	8,368	8,209	8,072	7,949	7,824
Total voice connections	16,878	16,613	16,375	16,140	15,897	15,586	15,324	15,035	14,781

Net Add Detail (‘000)
Fios Video Subscribers	54	87	100	101	82	30	45	25	43
Fios Internet Subscribers	79	114	128	122	110	62	96	82	90
Fios Digital Voice residence connections	84	77	66	76	57	4	41	43	45
Fios Digital connections	217	278	294	299	249	96	182	150	178
HSI	(59)	(70)	(68)	(67)	(65)	(71)	(82)	(71)	(78)
Total Broadband connections	20	44	60	55	45	(9)	14	11	12
Primary residence switched access connections	(189)	(165)	(164)	(151)	(151)	(151)	(162)	(152)	(156)
Primary residence connections	(105)	(88)	(98)	(75)	(94)	(147)	(121)	(109)	(111)
Total retail residence voice connections	(125)	(103)	(114)	(90)	(107)	(159)	(137)	(123)	(125)
Total voice connections	(270)	(265)	(238)	(235)	(243)	(311)	(262)	(289)	(254)

Revenue Statistics
Fios revenues ($M)	$ 2,341	$ 2,415	$ 2,483	$ 2,567	$ 2,607	$ 2,684	$ 2,695	$ 2,775	$ 2,766

Other Operating Statistics
Capital expenditures ($M)	$ 1,385	$ 1,345	$ 1,464	$ 1,556	$ 1,077	$ 1,134	$ 1,202	$ 1,636	$ 1,006
Wireline employees (K) (2)	70.1	70.0	68.8	66.5	65.3	62.8	61.8	61.0	59.5
Fios Video Open for Sale (K)	11,990	12,158	12,372	12,536	12,681	12,863	13,024	13,196	13,366
Fios Video penetration	34.7%	35.0%	35.2%	35.5%	35.8%	35.5%	35.4%	35.1%	35.0%
Fios Internet Open for Sale (K)	12,292	12,465	12,671	12,825	12,970	13,154	13,317	13,491	13,661
Fios Internet penetration	38.3%	38.7%	39.0%	39.5%	39.9%	39.8%	40.1%	40.2%	40.3%

Footnotes:

The segment financial results and metrics above are adjusted to exclude the effects of non-operational items, as the Company’s chief operating decision maker excludes these items in assessing business unit performance.

Intersegment transactions have not been eliminated.

(1) Wireline -Selected Operating Statistics have been updated for the impact of Divested Businesses.
(2) Wireline employees have been updated for the impact of Reclassified Results.

Verizon Communications Inc.

Definitions – Non-GAAP Measures

Non-GAAP Measures

Verizon’s financial information was prepared in conformity with generally accepted accounting principles (GAAP) as well as on a non-GAAP basis. It is management’s intent to provide non-GAAP financial information to enhance the understanding of Verizon’s GAAP financial information and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Consolidated Operating Revenues Excluding AOL

Verizon consolidated operating revenues excluding AOL is a non-GAAP financial measure that management believes is useful to investors and other users of our financial information in evaluating our operating results and understanding operating trends. Consolidated operating revenues excluding AOL exclude the operating revenues associated with AOL Inc., which was acquired by Verizon on June 23, 2015.

EBITDA and EBITDA Margin

Verizon consolidated earnings before interest, taxes, depreciation and amortization (Consolidated EBITDA), consolidated EBITDA margin, Wireless Segment EBITDA (Wireless EBITDA), Wireless Segment EBITDA margin (Wireless EBITDA margin), Wireline Segment EBITDA (Wireline EBITDA) and Wireline Segment EBITDA margin (Wireline EBITDA margin) are non-GAAP financial measures and management believes these measures are useful to investors and other users of our financial information in evaluating operating profitability on a more variable cost basis as they exclude depreciation and amortization expense related primarily to capital expenditures and acquisitions that occurred in prior years, as well as in evaluating operating performance in relation to Verizon’s competitors.

Verizon consolidated adjusted EBITDA (Consolidated Adjusted EBITDA) is a non-GAAP financial measure and does not purport to be an alternative to GAAP as a measure of operating performance. Management believes this measure provides relevant and useful information to investors and other users of our financial information in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.

Consolidated EBITDA is calculated by adding back interest, taxes, depreciation and amortization expense, equity in losses of unconsolidated businesses and other (income) and expense, net to net income. Consolidated EBITDA margin is calculated by dividing Consolidated EBITDA by consolidated operating revenues.

Consolidated Adjusted EBITDA is calculated by excluding the effect of non-operational items and the impact of divested operations from the calculation of Consolidated EBITDA.

Wireless EBITDA is calculated by adding back depreciation and amortization expense to Wireless Segment operating income. Wireless EBITDA margin is calculated by dividing Wireless EBITDA by Wireless total operating revenues. Wireline EBITDA is calculated by adding back depreciation and amortization expense to Wireline operating income, and Wireline EBITDA margin is calculated by dividing Wireline EBITDA by Wireline total operating revenues.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that management believes is useful to investors and other users of our financial information in evaluating cash available to pay debt and dividends. Free cash flow is calculated by subtracting capital expenditures from net cash provided by operating activities.

Net Debt and the Net Debt to Consolidated Adjusted EBITDA Ratio

Net Debt and Net Debt to Consolidated Adjusted EBITDA Ratio are non-GAAP financial measures that management believes are useful to investors and other users of our financial information in evaluating Verizon’s leverage. Net Debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. For purposes of the Net Debt to Consolidated Adjusted EBITDA Ratio, Consolidated Adjusted EBITDA is calculated for the last twelve months. Management believes this presentation assists investors and other users of our financial information in understanding trends that may be indicative of future operating results given the non-operational nature of the items excluded from the calculation.

Adjusted Earnings per Common Share (Adjusted EPS)

Adjusted Earnings per Common Share (Adjusted EPS) is a non-GAAP financial measure that management believes is useful to investors and other users of our financial information in evaluating our operating results and understanding our operating trends. Adjusted EPS is calculated by excluding the effect of non-operational items from the calculation of reported EPS.

Consolidated Adjusted EBITDA and Adjusted EPS include pension expenses calculated based on the prior year-end discount rate and expected return on plan assets used during the first three quarters of the year, as opposed to the actual discount rate and return on plan assets, which are not available until December 31 or upon a remeasurement event. Management believes that excluding actuarial gains or losses as a result of a remeasurement provides investors and other users of our financial information with more meaningful sequential and year-over-year quarterly comparisons and is consistent with management’s evaluation of business performance.

Verizon Communications Inc.

Consolidated Non-GAAP Reconciliations

	(dollars in millions)
Unaudited	3 Months Ended 3/31/2015	12 Months Ended 3/31/2016

Consolidated Operating Revenues Excluding AOL

Consolidated Operating Revenues	$31,984	$32,171

Less: AOL operating revenues	-	669

Consolidated Operating Revenues Excluding AOL	$31,984	$31,502

								(dollars in millions)
	3 Months	3 Months	3 Months	3 Months	3 Months	3 Months	3 Months	3 Months	3 Months
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
Unaudited	3/31/2014	6/30/2014	9/30/2014	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016
Consolidated EBITDA , EBITDA Margin and Adjusted EBITDA

Verizon Consolidated EBITDA
Consolidated net income (loss)	$ 5,986	$ 4,324	$ 3,794	$ (2,148)	$ 4,338	$ 4,353	$ 4,171	$ 5,513	$ 4,430
Add/Subtract non-operating items:
Provision (Benefit) for income taxes	968	2,220	1,864	(1,738)	2,331	2,274	2,195	3,065	2,336
Interest expense	1,214	1,164	1,255	1,282	1,332	1,208	1,202	1,178	1,188
Other (income) and expense, net	894	(66)	(71)	437	(75)	(32)	(51)	(28)	(32)
Equity in losses of unconsolidated businesses	(1,902)	43	48	31	34	18	18	16	20
Operating Income (Loss)	7,160	7,685	6,890	(2,136)	7,960	7,821	7,535	9,744	7,942
Add: Depreciation and amortization expense	4,137	4,161	4,167	4,068	3,989	3,980	4,009	4,039	4,017
Consolidated EBITDA	$ 11,297	$ 11,846	$ 11,057	$ 1,932	$ 11,949	$ 11,801	$ 11,544	$ 13,783	$ 11,959

Add/Subtract non-operational items (before tax):
Severance, pension & benefit charges (credits)	-	-	-	7,507	-	-	342	(2,598)	165
Gain on spectrum license transactions	-	(707)	-	-	-	-	-	(254)	(142)
Impact of divested operations(1)	(768)	(764)	(746)	(769)	(739)	(741)	(717)	(709)	(661)
Other non-operational costs	-	-	-	334	-	-	-	-	-
	(768)	(1,471)	(746)	7,072	(739)	(741)	(375)	(3,561)	(638)
Consolidated Adjusted EBITDA(1)	$ 10,529	$ 10,375	$ 10,311	$ 9,004	$ 11,210	$ 11,060	$ 11,169	$ 10,222	$ 11,321
Consolidated Operating Income Margin					24.9%				24.7%
Consolidated EBITDA Margin					37.4%				37.2%

								(dollars in millions)
Unaudited	3/31/2014	6/30/2014	9/30/2014	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016
Net Debt and Net Debt to Consolidated Adjusted EBITDA Ratio
Net Debt
Debt maturing within one year	$ 2,152	$ 2,283	$ 1,603	$ 2,735	$ 4,439	$ 4,206	$ 7,264	$ 6,489	$ 6,265
Long-term debt	107,133	107,214	107,148	110,029	108,452	108,978	104,583	103,240	103,615
Total Debt	109,285	109,497	108,751	112,764	112,891	113,184	111,847	109,729	109,880
Less: Cash and cash equivalents	2,907	5,776	7,218	10,598	4,386	3,008	3,875	4,470	5,846
Net Debt	$ 106,378	$ 103,721	$ 101,533	$ 102,166	$ 108,505	$ 110,176	$ 107,972	$ 105,259	$ 104,034
Net Debt to Consolidated Adjusted EBITDA Ratio(1)				2.5x	2.7x	2.6x	2.5x	2.4x	2.4x

(1) Consolidated Adjusted EBITDA and Net Debt to Consolidated Adjusted EBITDA Ratio have been updated for the impact of Divested Businesses.

Verizon Communications Inc.

Wireless Non-GAAP Reconciliations

								(dollars in millions)
Unaudited	3 Months Ended 3/31/14	3 Months Ended 6/30/14	3 Months Ended 9/30/14	3 Months Ended 12/31/14	3 Months Ended 3/31/15	3 Months Ended 6/30/15	3 Months Ended 9/30/15	3 Months Ended 12/31/15	3 Months Ended 3/31/16

Wireless Segment EBITDA
Operating Income	$ 7,318	$ 6,985	$ 6,955	$ 5,502	$ 7,810	$ 7,696	$ 7,668	$ 6,799	$ 7,880
Add: Depreciation and amortization expense	2,061	2,107	2,139	2,152	2,190	2,225	2,260	2,305	2,293
Wireless Segment EBITDA	$ 9,379	$ 9,092	$ 9,094	$ 7,654	$ 10,000	$ 9,921	$ 9,928	$ 9,104	$ 10,173
Wireless total operating revenues	$ 20,879	$ 21,483	$ 21,835	$ 23,449	$ 22,328	$ 22,613	$ 23,005	$ 23,734	$ 22,004
Wireless Operating Income Margin	35.0%	32.5%	31.9%	23.5%	35.0%	34.0%	33.3%	28.6%	35.8%
Wireless Segment EBITDA Margin	44.9%	42.3%	41.6%	32.6%	44.8%	43.9%	43.2%	38.4%	46.2%

Wireline Non-GAAP Reconciliations(1)
								(dollars in millions)
Unaudited	3 Months Ended 3/31/14	3 Months Ended 6/30/14	3 Months Ended 9/30/14	3 Months Ended 12/31/14	3 Months Ended 3/31/15	3 Months Ended 6/30/15	3 Months Ended 9/30/15	3 Months Ended 12/31/15	3 Months Ended 3/31/16

Wireline Segment EBITDA and
EBITDA Margin
Operating Income (Loss)	$ (310)	$ (227)	$ (242)	$ (52)	$ (220)	$ (199)	$ (109)	$ 7	$ (67)
Add: Depreciation and amortization expense	1,723	1,756	1,724	1,614	1,647	1,695	1,611	1,590	1,576
Wireline Segment EBITDA	$ 1,413	$ 1,529	$ 1,482	$ 1,562	$ 1,427	$ 1,496	$ 1,502	$ 1,597	$ 1,509
Wireline total operating revenues	$ 8,248	$ 8,222	$ 8,175	$ 8,148	$ 8,050	$ 8,013	$ 7,967	$ 8,064	$ 7,923
Wireline Operating Income (Loss) Margin	(3.8)%	(2.8)%	(3.0)%	(0.6)%	(2.7)%	(2.5)%	(1.4)%	0.1%	(0.8)%
Wireline Segment EBITDA Margin	17.1%	18.6%	18.1%	19.2%	17.7%	18.7%	18.9%	19.8%	19.0%

(1) Wireline Non-GAAP Reconciliations have been updated for the impact of the Reclassified Results.

Verizon Communications Inc.

Earnings Per Share Non-GAAP Reconciliations

Unaudited	3 Months Ended 3/31/15	3 Months Ended 12/31/15	3 Months Ended 3/31/16

Adjusted Earnings Per Common Share (Adjusted EPS)
EPS	$1.02	$1.32	$1.06
Severance, Pension, and Benefit Charges (Credits)	-	(0.40)	0.02
Gain on spectrum license transaction	-	(0.04)	(0.02)

Adjusted EPS	$1.02	$0.89	$1.06

Note: EPS may not add due to rounding.

Free Cash Flow Non-GAAP Reconciliations

		(dollars in millions)
Unaudited		3 Months Ended 3/31/15	3 Months Ended 3/31/16

Free Cash Flow
Net cash provided by operating activities		$10,169	$7,419
Less: Capital expenditures		3,665	3,387

Free Cash Flow		$6,504	$4,032